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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 11, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

        NEW YORK                        0-10592                14-1630287
State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.    Other Events
----------    ------------

              A press release was issued on April 9, 2007 stating US Banker, an industry publication, listed the top 200 mid-tier banks according to three year average return on equity for the years ended 2004, 2005 and 2006. TrustCo was ranked 6th. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.    Financial Statements and Exhibits
----------    ---------------------------------

              (c)     Exhibits

              Reg S-K Exhibit No.     Description
              -------------------     -----------

                   99(a) Press release dated April 9, 2007 stating US Banker, an industry publication, listed the top 200 mid-tier banks according to three year average return on equity for the years ended 2004, 2005 and 2006. TrustCo was ranked 6th.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                 Description                           Page
------------------         -------------------------------------         ------
      99(a)                Press release dated April 9, 2007 stating        5
                           US Banker, an industry publication, listed the top 200 mid-tier banks according to three year average return on equity for the years ended 2004, 2005 and 2006. TrustCo was ranked 6th.












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TRUSTCO                                                         Exhibit 99 (a)
Bank Corp NY                                                    News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                     NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

                  TrustCo Bank Ranked Six Among 200 For Returns

Glenville, New York - April 9, 2007 TrustCo Bank (Nasdaq: TRST) earned its place at number six among industry peers in the latest edition of US Banker magazine, a monthly magazine for financial institution executives, which ranked the top 200 mid-tier banks according to the institutions' 3-Year average returns on equity.

"This is an honor that reinforces the strength of our employees' customer relationships and our financial products, which help people build wealth," said Robert J. McCormick, CEO and President of Glenville, N.Y. - based TrustCo Bank.

According to US Banker, the top 32 banks boasted three-year average returns on equity of at least 17 percent. TrustCo Bank's three-year average return on equity was reported to be 23.66 percent.

US Banker (www.us-banker.com), a monthly magazine published by SourceMedia, is the leading banking business management magazine, written for those individuals who are charged with generating greater profits and shareholder value for their financial institutions. Originally titled United States Investor when it was launched in 1891, US Banker is the magazine that senior-level industry executives have turned to for the latest industry coverage for the past 112 years.

TrustCo is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 92 offices in New York, New Jersey, Massachusetts, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.


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